SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
On March 13, 2019, the company announced an agreement whereby it will acquire approximately 62% of Oaktree Capital Group, LLC (“Oaktree”). As part of the transaction, the company will acquire all outstanding Oaktree Class A units for, at the election of Oaktree Class A unit holders, either $49.00 in cash or 1.0770 Class A shares of Brookfield per unit. Elections will be made on a per unit basis and will be subject to pro-ration such that the approximate $4.7 billion consideration to be paid by the company consists of 50% cash and 50% Brookfield Class A shares. The cash portion of the consideration will be funded from available liquidity. Commencing in 2022, Oaktree’s founders, senior management and employee-unitholders will be able to sell their remaining Oaktree units to Brookfield over time pursuant to an agreed upon liquidity schedule. Pursuant to this liquidity schedule, the earliest year in which Brookfield could own 100% of Oaktree is 2029.
The agreement also provides for the payment by Oaktree of a $225 million termination fee if the agreement is terminated under certain specified circumstances.
The transaction is subject to the approval of Oaktree unitholders representing at least a majority of the voting interests of Oaktree and other customary closing conditions, including certain regulatory approvals. Oaktree Capital Group Holdings, L.P., which represents approximately 92% of the voting interests of Oaktree, has agreed to vote all of its units in favor of the transaction. The transaction is expected to close in the third quarter of 2019.